UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           AMENDMENT NO. 3 TO FORM 8-K


                             CURRENT REPORT PURSUANT
          TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                February 19, 2003

                             SILVER STAR FOODS, INC.
             (Exact name of registrant as specified in its charter)


    New York                       000-25673                  11-3265942
(State or other jurisdiction      (Commission             (IRS Employer ID No.)
 of Incorporation)                 File Number)


                1251 East Linden Avenue Linden, New Jersey 07036
                                 (908) 587-2900
             (Address and Telephone Number of Registrant's Principal
               Executive Offices and Principal Place of Business)


          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

(b)     New Independent Accountants:

(i) On February 19, 2003, we re-hired Zeller, Weiss & Kahn LLP, 1084 Route 22 West, Mountainside, New Jersey 07092 ("ZWK"), as our independent accountants. ZWK was previously our independent auditors until its dismissal on January 23, 2003. Therefore, there was a 27 day break of service from ZWK's dismissal on January 23, 2003 and re-hire on February 19, 2003.

Item 7.     Financial Statements and Exhibits

(a) Not applicable. (b) Not applicable. (c) Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

SILVER STAR FOODS, INC.

By:  s/s Michael Trotta
---------------------------------------
Michael Trotta
Chief Executive Officer, President,
Secretary and Director

Date:   June 17, 2003